UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 7, 2024

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Michael J. Sparks as Executive Vice President, Chief Financial Officer

As part of the announcement by SSR Mining Inc. (the “Company”) of its reorganization of key roles and responsibilities within its leadership team, the Company appointed Michael J. Sparks, previously Executive Vice President, Chief Legal and Administrative Officer of the Company, as Executive Vice President, Chief Financial Officer, effective March 7, 2024. As Chief Financial Officer, Mr. Sparks will assume full responsibility for the finance, enterprise risk, and information technology functions in addition to his current scope of responsibilities over legal and compliance.

The Company entered into an amendment to Mr. Sparks’ existing employment agreement, dated as of October 1, 2020 (the “Sparks Employment Agreement”), with such amendment made effective as of March 7, 2024. The amendment increases Mr. Sparks’ base salary to $600,000, increases his maximum long-term incentive award to 175% of his base salary and sets forth Mr. Sparks’ new title of Executive Vice President, Chief Financial Officer, with the remaining terms of the Sparks Employment Agreement continuing in effect without modification. The Sparks Employment Agreement was filed as Exhibit 10.9 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2024.

Mr. Sparks, age 42, has over a decade of service to the Company and a proven track record of strategic leadership, developing high performing purpose-driven teams and delivering continuous improvements across the Company. Mr. Sparks has extensive experience in public company reporting, compliance, business integration, entity formation and tax structuring. Mr. Sparks has an M.B.A. from the University of North Carolina Kenan-Flagler Business School, a Juris Doctorate degree from Vanderbilt University Law School and a business management degree from Utah State University. Additional information related to Mr. Sparks experience is described in the Company’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting, filed with the SEC on April 14, 2023.

Mr. Sparks is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Sparks and any director, executive officer or person nominated or chosen by the Company to become a director or officer of the Company. There are no arrangements or understandings between Mr. Sparks and any person, including any officer or director of the Company, pursuant to which Mr. Sparks was selected to serve as Executive Vice President, Chief Financial Officer.

Departure of Alison White as Executive Vice President, Chief Financial Officer

The Company also announced that, in connection with the reorganization described above, Alison White, Executive Vice President, Chief Financial Officer, would be leaving the Company, effective March 7, 2024.

On March 6, 2024, the Company entered into a separation agreement (the “Separation Agreement”) with Ms. White that provides for severance benefits that are materially consistent with a termination without “cause” under Ms. White’s employment agreement dated February 26, 2021 (the “White Employment Agreement”), which was filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2024. In addition, the treatment of Ms. White’s outstanding equity awards will be consistent with their terms for a termination without “cause,” as set forth in the Company’s 2021 Share Compensation Plan, which was filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2024, except that the pro rata portion of Ms. White’s outstanding performance share units granted in 2022 and 2023 will vest as of the termination date at target performance. In addition, consistent with the White Employment Agreement, Ms. White will remain subject to certain non-compete and non-solicitation provisions following her separation from the Company.

Item 7.01 Regulation FD Disclosure

Other Executive Leadership Changes

As part of the leadership reorganization, the Company also announced, on March 8, 2024, that F. Edward Farid, previously Executive Vice President, Chief Corporate Development Officer, will take on the role of Executive Vice President, Chief Strategy Officer, and Joanne Thomopoulos, previously Vice President, Human Resources, will become the Company’s Executive Vice President, Human Resources.

A copy of the news release announcing the events described in Item 5.02 above and the preceding paragraph of this Item 7.01 is furnished as Exhibit 99.1 and hereby incorporated in this Item 7.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated March 8, 2024, announcing changes to executive leadership team.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Information and Statements

Certain statements contained in this report constitute forward-looking information within the meaning of applicable securities laws. Forward-looking information may be contained in this document and our other public filings. Forward-looking information relates to statements concerning our outlook and anticipated events or results and, in some cases, can be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “projects”, “predict”, “potential”, “continue” or other similar expressions concerning matters that are not historical facts. Forward-looking information and statements in this report are based on certain key expectations and assumptions made by us. Although we believe that the expectations and assumptions on which such forward-looking information and statements are based are reasonable, undue reliance should not be placed on the forward-looking information and statements because we can give no assurance that they will prove to be correct.

Forward-looking information and statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this report. You should not place undue reliance on forward-looking information. Forward-looking information are only predictions based on our current expectations and our projections about future events. Actual results may vary from such forward-looking information for a variety of reasons including, but not limited to, risks and uncertainties disclosed in our filings, including risks and uncertainties resulting from the incident at Çöpler described in our Annual Report on Form 10-K for the year ended December 31, 2023, which is posted on our website at www.ssrmining.com and filed on SEDAR at www.sedarplus.ca, on EDGAR at www.sec.gov and on the ASX at www.asx.com.au, and other unforeseen events or circumstances. Other than as required by law, we do not intend, and undertake no obligation to update any forward-looking information to reflect, among other things, new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Financial Officer

Dated: March 8, 2024